Exhibit 99.1a
                                                                       Form 11-K


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


With reference to the Annual Report of Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan (the "Plan") on Form 11-K for the period ended January 31, 2003 (the "Report"), I, Stephen M. Salyk, Member of Plan Administrative Committee, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies, in all material respects, with the requirements of section 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





                                    /s/ Stephen M. Salyk
                                    ---------------------------------------
                                    Stephen M. Salyk
                                    Member of Plan Administrative Committee

                                    July 24, 2003


This statement is submitted pursuant to 18 U.S.C. Section 1350 and shall not be deemed to be filed for the purposes of section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Tiffany & Co. and will be retained by Tiffany & Co. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                   Exhibit 99.1b
                                                                       Form 11-K


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



With reference to the Annual Report of Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan (the "Plan") on Form 11-K for the period ended January 31, 2003 (the "Report"), I, James N. Fernandez, Executive Vice President and Chief Financial Officer, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies, in all material respects, with the requirements of section 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





                                    /s/ James N. Fernandez
                                    ---------------------------------------
                                    James N. Fernandez
                                    Executive Vice President and
                                    Chief Financial Officer

                                    July 24, 2003



This statement is submitted pursuant to 18 U.S.C. Section 1350 and shall not be deemed to be filed for the purposes of section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Tiffany & Co. and will be retained by Tiffany & Co. and furnished to the Securities and Exchange Commission or its staff upon request.